Exhibit 99.1 Public Service Enterprise Group THIRD QUARTER 2026 NYSE: PEG Financial Results Presentation November 2, 2026

PSEG Third Quarter 2026 Forward-Looking Statements Certain of the matters discussed in this report about our and our subsidiaries’ future performance, • development, adoption and use of Artificial Intelligence by us and our third-party vendors; • fluctuations in, or third-party default risk in wholesale power and natural gas markets, including, without limitation, future revenues, earnings, strategies, prospects, consequences, and including the potential impacts on the economic viability of our generation units; all other statements that are not purely historical constitute “forward-looking statements” within • the ability to obtain adequate nuclear fuel supply; the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking • changes in technology related to energy generation, distribution and consumption and statements are subject to risks and uncertainties, which could cause actual results to differ changes in customer usage patterns; • third-party credit risk relating to our sale of nuclear generation output and purchase of materially from those anticipated. Such statements are based on management’s beliefs as well as nuclear fuel; assumptions made by and information currently available to management. When used herein, the • any inability to meet our commitments under forward sale obligations and Regional words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” Transmission Organization rules; “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to • risks associated with generation activities at, and operation of, the Peach Bottom plants, which are similar to those to which nuclear generation plants that we operate are subject; identify forward-looking statements. Factors that may cause actual results to differ are often • the impact of changes in state and federal legislation and regulations on our business, presented with the forward-looking statements themselves. Other factors that could cause actual including PSE&G’s ability to recover costs and earn returns on authorized investments; results to differ materially from those contemplated in any forward-looking statements made by us • PSE&G’s proposed investment projects or programs may not be fully approved by regulators herein are discussed in filings we make with the United States Securities and Exchange and its capital investment may be lower than planned; • our ability to receive sufficient financial support for our New Jersey nuclear plants from the Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form markets, and/or production tax credits; 10-Q and Form 8-K. These factors include, but are not limited to: • adverse changes in and non-compliance with energy industry laws, policies, regulations and • any inability to successfully develop, obtain regulatory approval for, or construct transmission standards, including market structures and transmission planning and transmission returns; and distribution, and our nuclear generation projects; • risks associated with our ownership and operation of nuclear facilities, including increased • significant resource adequacy challenges that present affordability and reliability concerns nuclear fuel storage costs, regulatory risks, such as compliance with the Atomic Energy Act and that could cause policymakers to implement responsive measures that could have a and trade control, environmental and other regulations, as well as operational, financial, material, adverse impact on our business, strategy, growth rates, cash flows, results of environmental and health and safety risks; operations, and financial condition and increase regulatory uncertainty for utility investment • changes in or violation of federal, state and local environmental laws and regulations and initiatives and programs; enforcement; • the physical, financial and transition risks related to climate change, including risks relating to • delays in receipt of, or an inability to receive, necessary licenses and permits and siting potentially increased legislative and regulatory burdens, changing customer preferences and approvals; and lawsuits; • changes in tax laws and regulations. • any equipment failures, gas explosions, accidents, critical operating technology or business system failures, natural disasters, severe weather events, acts of war, terrorism or other acts All of the forward-looking statements made in this report are qualified by these cautionary of violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents statements and we cannot assure you that the results or developments anticipated by that may impact our ability to provide safe and reliable service to our customers; management will be realized or even if realized, will have the expected consequences to, or • any inability to recover the carrying amount of our long-lived assets; • disruptions or cost increases in our supply chain, including labor shortages; effects on, us or our business, prospects, financial condition, results of operations or cash flows. • any inability to maintain sufficient liquidity or access sufficient capital on commercially Readers are cautioned not to place undue reliance on these forward-looking statements in reasonable terms; making any investment decision. Forward-looking statements made in this report apply only as • the impact of cybersecurity attacks or intrusions or other disruptions to our information of the date of this report. While we may elect to update forward-looking statements from time to technology, operational or other systems; • failure to attract and retain a qualified workforce; time, we specifically disclaim any obligation to do so, even in light of new information or future • increases in the costs of equipment, materials, fuel, services and labor; events, unless otherwise required by applicable securities laws. • the impact of our covenants in our debt instruments and credit agreements on our business; • adverse performance of our defined benefit plan trust funds and Nuclear Decommissioning The forward-looking statements contained in this report are intended to qualify for the safe Trust Fund and increases in funding requirements; harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of • any inability to enter into or extend certain significant contracts; the Securities Exchange Act of 1934, as amended. 2 2

PSEG Third Quarter 2026 GAAP Disclaimer PSEG presents Operating Earnings in addition to its Net Income/(Loss) reported in Non-GAAP FFO reflects cash from operations excluding working capital and accordance with accounting principles generally accepted in the United States adjusts for certain items including taxes on asset sales, cost of removal and energy (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net efficiency investments. Non-GAAP Debt consists of long-term debt, short-term debt Income/(Loss). Non-GAAP Operating Earnings exclude the impact of gains (losses) and other imputed debt primarily related to an unfunded pension obligation. Non- associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) GAAP FFO, as referenced in this presentation, may not be comparable to similarly accounting and other material infrequent items. The last two slides in this titled measures used by other companies. Given the forward-looking nature of non- presentation (Slides A and B) include a list of items excluded from Net GAAP Operating Earnings and non-GAAP FFO estimates and our inability to Income/(Loss) to reconcile to non-GAAP Operating Earnings. project certain reconciling items that would be excluded from the most directly comparable GAAP measures – such as MTM and NDT gains (losses), with respect Management uses non-GAAP Operating Earnings in its internal analysis, and in non-GAAP Operating Earnings; working capital (including accounts communications with investors and analysts, as a consistent measure for receivable/payable, cash collateral), adjustments to Net Income/(Loss) (including comparing PSEG’s financial performance to previous financial results. The changes in regulatory assets/liabilities, deferred taxes) with respect to non-GAAP presentation of non-GAAP Operating Earnings is intended to complement, and FFO and non-GAAP debt and imputed debt (including unfunded pension obligation) should not be considered an alternative to, the presentation of Net Income/(Loss), with respect to non-GAAP debt - due to the volatility, complexity and low visibility of which is an indicator of financial performance determined in accordance with these items, PSEG is unable to reconcile these non-GAAP financial measures to GAAP. In addition, non-GAAP Operating Earnings as presented in this release may the most directly comparable GAAP financial measure. These items are uncertain, not be comparable to similarly titled measures used by other companies. depend on various factors, and may have a material impact on our future GAAP PSEG also includes forward-looking estimates of non-GAAP Operating Earnings results. Guidance included herein is as of November 2, 2026. and non-GAAP Funds From Operations (FFO), including the forward-looking non- GAAP FFO/Debt ratio target, in its presentations. From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this communication. 3 3

PSEG Third Quarter 2026 PSEG Q3 and Year-to-Date 2026 Highlights Financial Results & Guidance • Net Income of $0.76 per share in Q3 2026 and $2.91 per share YTD • Non-GAAP Operating Earnings of $1.15 per share in Q3 2026 and $3.56 per share YTD • PSEG maintaining 2026 non-GAAP Operating Earnings guidance of $4.28 - $4.40 per share Operational Excellence • PSE&G successfully responded to multiple weather events in Q3, including the Fourth of July weekend storms and a powerful nor'easter in September, maintaining high system reliability and efficient customer response times • PSE&G named 2026 Escalent award winner as a Most Trusted Utility Brand among residential customers – for the third consecutive year – and a Most Trusted Business Partner among business customers • PSEG Nuclear achieved a capacity factor of 95.5% for the quarter and 94.3% YTD • Salem Unit 1 completed a 491-day, breaker-to-breaker operating run in October to begin its scheduled refueling outage Disciplined Investment • Regulated investment was ~$1.1 billion in Q3; regulated capital spending plan for full year 2026 of ~$4.2 billion on track • Total PSEG capital spending program of $24B - $28B for 2026-2030 is comprised of over 90% regulated investments See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). 4 4 Note: PSEG Power & Other includes nuclear generating fleet, gas supply operations, PSEG Long Island, competitively bid regulated transmission investments, Parent and other.

PSEG Third Quarter 2026

Strong Business Mix and Predictable Growth with Upside

Steady Execution

- PSEG's outlook for long-term, non-GAAP Operating Earnings CAGR is 6%-8% through 2030
- Total PSEG capital program of $24B - $28B for 2026-2030, >90% regulated investments focused largely on system replacement
- Rate Base CAGR of 6%-7.5% over same period efficiently translates to earnings growth
- Able to fund 5-year capital spending plan without the need to issue equity or sell assets
- Opportunistically hedging nuclear output to support long-term earnings CAGR
- Management track record of 21 consecutive years meeting or exceeding non-GAAP Operating Earnings guidance

Alignment with NJ Energy Policy

- Stringent cost control supports customer affordability
- Regulated capital investment program focused on reliability of utility infrastructure and cost saving energy efficiency
- PSEG's investments provide customer value, economic stimulus and support jobs in NJ
- Favorable affordability profile in the state, the mid-Atlantic region and nationally
- Best-in-class operating performance in safety, reliability, storm response and customer satisfaction measures
- PSE&G transparency on connecting renewables to the grid

Energy Solutions Provide Upside

- Potential growth beyond forecasted 6%-8% CAGR in non-GAAP Operating Earnings includes:
  - Contracting existing and planned additions of nuclear output above current market prices
  - Winning incremental competitive transmission solicitations
  - Making incremental system investments to connect solar and battery storage resources to the grid to meet new demand
  - Potential for regulated/contracted supply opportunities

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PSEG Third Quarter 2026 Q3 2026 Review 6

PSEG Third Quarter 2026 PSEG Q3 Results PSEG Summary – Three Months ended September 30, Net Income/(Loss) ($ in millions) 2026 2025 Change PSE&G $506 $515 $(9) PSEG Power & Other $(130) $107 $(237) Total PSEG $376 $622 $(246) Non-GAAP Operating Earnings ($ in millions) 2026 2025 Change PSE&G $506 $515 $(9) PSEG Power & Other $68 $50 $18 Total PSEG $574 $565 $9 7 7 See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

PSEG Third Quarter 2026 PSEG EPS Reconciliation – Q3 Results $1.40 $1.24 $1.15 $1.20 $0.04 $1.13 $(0.02) Transmission: 0.02 Gross Margin 0.04 $1.00 Distribution: O&M 0.02 Margin 0.03 Depreciation & Interest -- O&M (0.01) Taxes & Other (0.02) $0.76 $0.80 Depreciation & Interest (0.02) Taxes & Other (0.04) $0.60 $0.40 $0.20 $0.00 Q3 2025 Q3 2025 PSE&G PSEG Q3 2026 Q3 2026 Net Income Operating Earnings Power & Other Operating Earnings Net Income (non-GAAP) (non-GAAP) See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). 8 8 Results may not add due to rounding. $ / share

PSEG Third Quarter 2026 PSEG YTD Results PSEG Summary – Nine Months ended September 30, Net Income ($ in millions) 2026 2025 Change PSE&G $1,425 $1,393 $32 PSEG Power & Other $26 $403 $(377) Total PSEG $1,451 $1,796 $(345) Non-GAAP Operating Earnings ($ in millions) 2026 2025 Change PSE&G $1,425 $1,393 $32 PSEG Power & Other $352 $274 $78 Total PSEG $1,777 $1,667 $110 9 9 See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

PSEG Third Quarter 2026 PSEG EPS Reconciliation – YTD Results $4.00 $3.59 $3.56 $0.16 $3.60 $0.07 $3.33 Gross Margin 0.13 Transmission: 0.03 $3.20 O&M 0.08 $2.91 Distribution: Depreciation & Interest $2.80 Margin 0.14 (0.03) O&M (0.03) Taxes & Other (0.02) $2.40 Depreciation & Interest (0.06) $2.00 Taxes & Other (0.01) $1.60 $1.20 $0.80 $0.40 $0.00 YTD 2025 YTD 2025 PSE&G PSEG Power & Other YTD 2026 YTD 2026 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP) (non-GAAP) See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). 10 10 Results may not add due to rounding. $ / share

PSEG Third Quarter 2026

PSE&G
Q3 and Year-to-Date 2026 Highlights

Operations

- Residential Electric customer count grew by ~1% and Residential Gas customer count was flat for the trailing 12 months ended September 30, 2026
- Weather-normalized sales for the trailing 12 months ended September 30:
  - Total Electric sales increased by ~1%
  - Total Gas sales decreased by ~3%
- PSE&G replaced ~167 miles of gas main and ~21,435 associated gas services to homes and businesses under gas main replacement program for the trailing 12 months ended September 30
  - Reduced reported methane emissions by over 34% system wide from 2018-2025 through GSMP

Financial

- Regulated investment totaled ~$1.1 billion in Q3; regulated capital spending plan for full year 2026 of ~$4.2 billion on track

Regulatory and Market Environment

- Worked constructively with the Sherrill Administration to help meet the goals of the two Executive Orders issued earlier this year
- In-line with the spirit of those EOs, PSE&G anticipates filing a proposal with the BPU to address the regulatory lag of capital investments made since our last distribution rate case
- PSE&G reduced residential gas heating bills by 5% effective October 1, 2026, maintaining the lowest gas bills in NJ and Mid-Atlantic Region
- PJM will prospectively reduce costs for PSE&G's wholesale transmission customers following a PSE&G-led effort on cost allocation at FERC; we expect to file in early 2027 to credit our retail customers reflecting this reduction
- PSE&G filed annual transmission formula rate update with FERC in October, resulting in ~$60 million in increased annual transmission revenue effective January 1, 2027, subject to true-up
- PSE&G submitted its proposed extension of its EE programs running from 7/1/2027 to 6/30/2028 (Triennium 2.5 Framework)
- PSE&G started customer refunds of 2024 Zero Emission Certificates in June
- BPU approved an annual revenue increase of $14 million for investments under Infrastructure Advancement Program and an annual revenue increase of $8 million for investments under CEF-EV; both roll-ins took effect October 1, 2026 and were offset by a reduction in the Statewide Universal Service Fund/Lifeline rates
- BPU Phase 2 report on Modernizing New Jersey's Electric Utility Business Model expected in early 2027

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PSEG Third Quarter 2026

PSEG Power & Other

Nuclear Generation Measures				
	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
Capacity Factor	95.5%	92.4%	94.3%	93.7%
Fuel Cost ($ millions)	$59	$53	$167	$154
Generation (GWh)	8,172	7,903	23,948	23,769
Fuel Cost ($/MWh)	$7.18	$6.68	$6.96	$6.49
Refueling Outages:	2026:	Spring – S2	Fall – S1, PB2	
	2025:	Spring – S1	Fall – HC, PB3	

Financial Considerations

- For 2026, total nuclear generation is forecasted to be 30-32 TWh
- Realized energy price historically aligned with the PECO zone
- Over 95% of expected nuclear output hedged for 2026
- Hope Creek extended fuel cycle from 18 months to 24 months in fall 2025
- Developing capacity uprate at Salem ~200 MW total (~112 MW PS-share)
- Notified NRC of intention to file for 20-year extension of operating licenses for Salem Units 1&2 and Hope Creek to 2056, 2060 and 2066, respectively
- Optionality around data centers/large load customers and PPAs at premium pricing to PTC; Submitted proposals into PJM RBP process

PJM Capacity Auction Results

Delivery Period	PSEG's Average Prices	PSEG's Cleared Capacity
June 2025 – May 2026	$270/MW-Day	3,500 MW
June 2026 – May 2027	$329/MW-Day	3,500 MW
June 2027 – May 2028	$333/MW-Day	3,500 MW
June 2028 – May 2029	$325/MW-Day	3,600 MW

Illustrative Gross Margin Change Above PTC

Output	$10/MWh	$25/MWh	$50/MWh
10 TWh	$100M	$250M	$500M
20 TWh	$200M	$500M	$1,000M
30 TWh	$300M	$750M	$1,500M

Note: Generation indicates net generation. Average Prices and Cleared Capacity reflect base and incremental auctions.
PJM's new conversion of ICAP (installed capacity) to UCAP (unforced capacity, which is what is bid), has resulted in less UCAP per MW of ICAP. PSEG Nuclear sold the full UCAP value of the units.

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PSEG Third Quarter 2026 Appendix 13

PSEG Third Quarter 2026

PSEG Maintains a Solid Financial Position

PSEG

PSEG Senior Unsecured Credit Ratings

Moody's = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable

PSEG Long-term Debt Outstanding	**$5.82B**
PSEG Consolidated Debt to Capitalization	**60%**

PSEG Power Senior Unsecured Credit Ratings

Moody's = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable

PSEG Power 364-Day Term Loan Outstanding (1)	**$0.50B**
PSEG Power Long-term Debt Outstanding (2)	**$1.64B**

PSEG Liquidity

- PSEG had approximately $3.9B of total available liquidity (including $837M of cash and cash equivalents)
- PSEG's variable rate debt was ~3% of total debt
- PSEG Power had net cash collateral postings of $610M

Public Service Electric & Gas

PSE&G Senior Secured Credit Ratings

Moody's = A1 / Outlook = Stable S&P = A / Outlook = Stable

PSE&G Long-term Debt Outstanding	**$17.11B**

PSEG Maturity Profile 2026 - 2030


2,500
2,000
1,500
1,000
500
0
Principal Maturing ($ Millions)
2026
2027
2028
2029
2030
PSE&G
PSEG Power
PSEG

All data is as of September 30, 2026 unless otherwise noted.
(1) 364-Day Term Loan is at a variable rate and is included in Short-Term Debt as Commercial Paper & Loans. In December 2025, PSEG Power amended its existing $400 million 364-day variable rate term loan, which increased the balance to $500 million and extended the maturity to December 2026.
(2) In September 2026, PSEG Power issued $400 million of 5.55% Senior Notes due September 2031.
Note: Total long-term debt outstanding amounts may not add to PSEG Consolidated total long-term debt outstanding due to rounding. Amounts on slide are rounded up to two decimal places.

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PSEG Third Quarter 2026 PSEG Liquidity as of September 30, 2026 Expiration Total Available Company Facility Usage Date Facility Liquidity ($ millions) PSE&G Revolving Credit Facility March 2031 $1,000 $27 $973 PSEG Money Pool (A) PSEG/PSEG Power Revolving Credit Facility (PSEG) March 2031 $1,500 $595 $905 (A) Revolving Credit Facility (PSEG Power) March 2031 1,250 58 1,192 (B) Letter of Credit Facility (PSEG Power) March 2028 75 62 13 $2,825 $715 $2,110 Total Facilities $3,825 $742 $3,083 PSEG Money Pool Cash and Short-term Investments $44 PSE&G Cash and Short-term Investments $793 Total Liquidity Available $3,920 Total Money Pool Liquidity Available $2,154 (A) Master Facility of $2.75B with a PSEG sub-limit of $1.5B and PSEG Power sub-limit of $1.25B, which can be adjusted subject to terms within the credit agreement. (B) PSEG Power has $425 million in uncommitted credit facilities with $350 million in letters of credit outstanding under these facilities. PSE&G has a $30 million uncommitted credit facility 15 with an immaterial amount of letters of credit outstanding under this facility.

PSEG Third Quarter 2026

PSEG Glossary of Terms

AFUDC	Allowance For Funds Used During Construction
BGS	Basic Generation Service
BGSS	Basic Gas Supply Service
BPU	New Jersey Board of Public Utilities
BRA	Base Residual Auction
CAGR	Compound Annual Growth Rate
CEF	Clean Energy Future
CIP	Conservation Incentive Program
CWIP	Construction Work In Progress
E	Estimate
EE	Energy Efficiency
EPS	Earnings Per Share
ESG	Environmental, Social and Governance
EV	Electric Vehicles
FERC	Federal Energy Regulatory Commission
FFO	Funds From Operations
FY	Full Year
GAAP	Generally Accepted Accounting Principles
GSMP	Gas System Modernization Program
HC	Hope Creek
IAP	Infrastructure Advancement Program
ICAP	Installed Capacity
LIPA	Long Island Power Authority
MW	Megawatt
NRC	Nuclear Regulatory Commission
O&M	Operation & Maintenance
OSA	Operations Services Agreement
PB	Peach Bottom
PECO	PECO Energy Company
PJM	Pennsylvania New Jersey Maryland
PPA	Power Purchase Agreement
PTC	Production Tax Credit
RBP	Reliability Backstop Procurement
ROE	Return on Equity
S	Salem
T&D	Transmission and Distribution
TWh	Terawatt-hour
UCAP	Unforced Capacity
YE	Year End
YTD	Year to Date
ZEC	Zero Emission Certificate

PSEG Investor Relations
80 Park Plaza
Newark NJ 07102
PSEG-IR-GeneralInquiry@pseg.com

Link to PSEG Investor Relations Website

Link to PSEG Sustainability Webpage

The information on the PSEG Investor Relations Website and the PSEG Sustainability Webpage is not incorporated herein and is not part of this slide presentation or the Form 8-K to which it is an exhibit.

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PSEG Third Quarter 2026 Reconciliation of Non-GAAP Operating Earnings Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation Three Months Ended Nine Months Ended (a) Includes the financial impact from positions with September 30, September 30, Reconciling Items forward delivery months. 2026 2025 2026 2025 (b) Income tax effect calculated at the statutory rate except for qualified NDT related activity, which ($ millions, Unaudited) records an additional 20% trust tax on income (loss) from qualified NDT Funds. Net Income $ 376 $ 622 $ 1,451 $ 1 ,796 Please see Slide 3 for an explanation of PSEG’s use of (Gain) Loss on Nuclear Decommissioning Trust (NDT) Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. Fund Related Activity, pre-tax 21 (70) (126) (190) (a) (Gain) Loss on Mark-to-Market (MTM), pre-tax 251 (20) 550 (22) (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (74) 33 (98) 83 Operating Earnings (non-GAAP) $ 574 $ 565 $ 1,777 $ 1,667 PSEG Fully Diluted Average Shares Outstanding (in millions) 499 501 499 501 ($ Per Share Impact - Diluted, Unaudited) Net Income $ 0.76 $ 1.24 $ 2.91 $ 3.59 (Gain) Loss on NDT Fund Related Activity, pre-tax 0 .04 (0.13) (0.25) (0.38) (a) (Gain) Loss on MTM, pre-tax 0 .50 (0.04) 1 .10 (0.04) (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (0.15) 0.06 (0.20) 0.16 Operating Earnings (non-GAAP) $ 1.15 $ 1.13 $ 3.56 $ 3.33 A 18 18

PSEG Third Quarter 2026 Reconciliation of Non-GAAP Operating Earnings PSEG Power & Other Operating Earnings (non-GAAP) Reconciliation Three Months Ended Nine Months Ended (a) Includes the financial impact from positions with forward delivery months. Reconciling Items September 30, September 30, (b) Income tax effect calculated at the statutory rate 2026 2025 2026 2025 except for qualified NDT related activity, which ($ millions, Unaudited) records an additional 20% trust tax on income (loss) from qualified NDT Funds. Net Income (Loss) $ (130) $ 107 $ 26 $ 403 Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure (Gain) Loss on NDT Fund Related Activity, pre-tax 21 (70) (126) (190) and how it differs from Net Income/(Loss). (a) (Gain) Loss on MTM, pre-tax 251 (20) 550 (22) (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (74) 33 (98) 83 Operating Earnings (non-GAAP) $ 68 $ 50 $ 352 $ 274 PSEG Fully Diluted Average Shares Outstanding (in millions) 499 501 499 501 B 19 19